Dreyfus Premier
NexTech Fund



SEMIANNUAL REPORT October 31, 2002

                                                  You, Your Advisor and Dreyfus
                                                  A Mellon Financial Company

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund


                                                                Dreyfus Premier
                                                                   NexTech Fund


LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier NexTech Fund, covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Mark Herskovitz.

The past six months have not been kind to equity investors. A host of concerns, both economic and political, contributed to the Standard & Poor's 500 Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday's market leaders probably won't provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Premier NexTech Fund perform relative to its benchmark?

For the six-month period ended October 31, 2002, the fund produced the following total returns: -35.02% for Class A shares, -35.29% for Class B shares, -35.29% for Class C shares and -35.19% for Class T shares.(1) In comparison, the fund's benchmark, the Nasdaq Composite Index, produced a -21.07% total return for the same period.(2)

Business fundamentals for technology companies continued to suffer in a weak economy, causing both earnings and stock valuations to decline. Because the fund focuses on emerging technologies over developed ones, its returns lagged its benchmark during the reporting period. However, we recently have seen better performance among technology stocks, and we are hopeful that the fund's holdings will improve as the economy gathers momentum.

What is the fund's investment approach?

The fund seeks capital appreciation. To pursue this goal, the fund invests at least 80% of its assets in the stocks of growth companies that we believe have or will have the potential to become leading producers or beneficiaries of technological innovation.

Among the specific high-tech sectors we currently evaluate for the fund are optical communications equipment and components, wired and wireless communications services, equipment and component suppliers, data storage devices and networks, computer hardware and software and semiconductors, semicapital equipment, biotechnology, internet companies and medical devices. The fund also seeks to participate in the initial public offerings of companies in these sectors. Some companies whose shares are purchased during an IPO will likely be sold shortly after their purchase. In addition, we may invest up to 25% of the fund's assets in foreign securities and up to an aggregate of
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

10% of its assets in equity securities of privately held companies and in venture capital funds, which, like IPOs, can be highly speculative.

When choosing investments, we look for emerging technology sectors that we believe may outperform on a relative scale. Although we look for companies that we believe have the potential for good earnings growth rates, some of the fund's investments may be in companies that are currently experiencing losses.

Technology companies, especially small-cap technology companies, involve greater risk because their earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Other fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

What other factors influenced the fund's performance?

The fund has continued to be adversely affected by generally poor business fundamentals for technology companies. In addition, the fund's performance was hurt by persistently negative investor sentiment toward many of the growth-oriented stocks that had led the bull market of the late 1990s. In an environment characterized by a multiyear bear market, the possibility of war with Iraq and weaker than expected economic growth, investors have grown more risk-averse and have largely avoided the more speculative areas of the market, including emerging technology companies.

In this environment, the fund's investments in privately held companies fared particularly poorly. Although we continue to believe that these companies' technological advances give them strong growth potential, their target markets have experienced a slowdown in demand, resulting in more challenging business conditions.

Among the fund's holdings of public companies, many have seen their stocks decline even as they have penetrated new markets and increased sales and revenues. For example, telecommunications pioneer UTStarcom has made valuable inroads into China's rural wireless telephone market. Garmin, the manufacturer of global positioning systems for aircraft and automobiles, we feel is beginning to successfully penetrate more consumer-oriented products such as wireless communications devices. And electronic bill payment service CheckFree has captured a dominant share of U.S. banks' online transactions.

Some of the fund's investments have performed relatively well, even in this difficult climate. Video gaming companies, such as Take-Two Interactive Software, have benefited from rising demand for the new generation of game consoles. Similarly, the business intelligence software produced by Cognos has helped make corporations more productive, and investors have recently taken notice.

What is the fund's current strategy?

We have continued to be patient while we wait for the market to recognize the growth potential of the fund's holdings. Indeed, the market rallied strongly toward the end of the reporting period, suggesting that investors may be looking forward to the better business fundamentals that, in our view, could accompany a resumption of economic growth.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE NASDAQ COMPOSITE INDEX MEASURES THE MARKET VALUE OF ALL THE DOMESTIC AND FOREIGN COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. PRICE CHANGES IN EACH SECURITY AFFECT EITHER A RISE OR FALL IN THE INDEX, IN PROPORTION TO THE SECURITY'S MARKET VALUE. THE MARKET VALUE -- THE LAST SALE PRICE MULTIPLIED BY TOTAL SHARES OUTSTANDING -- IS CALCULATED CONTINUALLY THROUGHOUT THE DAY. THE INDEX INCLUDES THE SECURITIES OF MORE THAN 5,300 COMPANIES REPRESENTING A WIDE ARRAY OF INDUSTRIES.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2002 (Unaudited)



COMMON STOCKS--84.5%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY--4.4%

NPS Pharmaceuticals                                                                              25,000  (a)             649,500

Steris                                                                                           55,000  (a)           1,459,150

                                                                                                                       2,108,650

DATA STORAGE--6.6%

Emulex                                                                                           93,000  (a)           1,669,350

Network Appliance                                                                                51,500  (a)             462,007

QLogic                                                                                           30,000  (a)           1,042,800

                                                                                                                       3,174,157

HARDWARE--4.7%

Power Integrations                                                                              127,000  (a)           2,240,280

INTERNET--3.3%

eBay                                                                                             25,000  (a)           1,581,500

SEMICONDUCTORS--21.1%

Genesis Microchip                                                                                75,000  (a)             879,000

Integrated Circuit Systems                                                                       89,000  (a)           1,819,160

M-Systems Flash Disk Pioneers                                                                    30,000  (a)             201,000

MEMC Electronic Materials                                                                       120,000  (a)             840,000

Microchip Technology                                                                            115,000  (a)           2,806,000

NVIDIA                                                                                           30,500  (a)             362,950

Powerwave Technologies                                                                          152,000  (a)             700,720

RF Micro Devices                                                                                115,000  (a)             976,235

Siliconware Precision Industries, ADR                                                           210,000  (a)             577,500

Skyworks Solutions                                                                              140,000  (a)             994,000

                                                                                                                      10,156,565

SEMICONDUCTOR EQUIPMENT--7.6%

ASM Lithography Holding                                                                         100,000  (a)             860,000

KLA-Tencor                                                                                       40,000  (a)           1,425,200

Novellus Systems                                                                                 42,500  (a)           1,343,000

                                                                                                                       3,628,200

SOFTWARE--25.5%

BEA Systems                                                                                     175,000  (a)           1,415,575

Borland Software                                                                                 35,000  (a)             470,050


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOFTWARE (CONTINUED)

CheckFree                                                                                        50,000  (a)             814,000

Cognos                                                                                           45,000  (a)             891,900

Internet Security Systems                                                                        50,000  (a)             923,000

Manhattan Associates                                                                             65,000  (a)           1,461,200

Network Associates                                                                              100,000  (a)           1,589,000

PeopleSoft                                                                                       52,000  (a,b)           941,200

Symantec                                                                                         63,000  (a)           2,520,000

THQ                                                                                              32,500  (a)             469,950

Take-Two Interactive Software                                                                    30,000  (a)             773,400

                                                                                                                      12,269,275

TELECOMMUNICATION EQUIPMENT--9.2%

Garmin                                                                                           50,000  (a)           1,046,000

Intersil                                                                                         52,000  (a)             883,480

UTStarcom                                                                                       145,000  (a)           2,476,600

                                                                                                                       4,406,080

TELECOMMUNICATION SERVICES--2.1%

IDT                                                                                              60,000  (a)           1,032,000

TOTAL COMMON STOCKS
   (cost $41,240,834)                                                                                                 40,596,707
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--3.6%
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT;

AXSUN Technologies Ser. C, Conv.
   (cost $5,000,000)                                                                            428,449  (a,d)         1,713,796
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
CORPORATE BONDS--.6%                                                                          Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT;

Kestrel Solutions, Conv.Sub.Notes,
  5.50%, 7/15/2005
   (cost $4,000,000)                                                                          4,000,000  (c)             280,000

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--11.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.55%,11/7/2002                                                                            1,021,000                1,020,755

   1.59%,11/21/2002                                                                           2,042,000                2,040,387

   1.58%,12/26/2002                                                                           2,326,000                2,320,976

   1.62%,1/2/2003                                                                               324,000                  323,212

TOTAL SHORT-TERM INVESTMENTS
   (cost $5,704,395)                                                                                                   5,705,330
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $55,945,229)                                                              100.6%              48,295,833

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.6%)               (279,918)

NET ASSETS                                                                                        100.0%              48,015,915

(A) NON-INCOME PRODUCING.

(B)  ALL OF THIS  SECURITY IS ON LOAN.  AT OCTOBER 31,  2002,  THE TOTAL  MARKET
     VALUE OF THE FUND'S SECURITY ON LOAN IS $941,200 AND THE TOTAL MARKET VALUE
     OF THE COLLATERAL HELD BY FUND IS $988,000.

(C)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1993. THIS SECURITY MAY BE SOLD IN TRANSACTIONS  EXEMPT FROM  REGISTRATION,
     NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT OCTOBER 31,  2002,  THIS
     SECURITY AMOUNTED TO $280,000 OR .6% OF NET ASSETS.

(D)  SECURITY RESTRICTED TO PUBLIC RESALE:


                                                                                          Net
                                                    Acquisition       Purchase         Assets
                                                           Date       Price ($)            (%)         Valuation ($)((+))
------------------------------------------------------------------------------------------------------------------------------------

AXSUN Technologies
     Ser. C, Conv.                                     1/3/2001         $11.67            3.6%      $4.00 per share

((+))THE VALUATION OF THIS SECURITY HAS BEEN  DETERMINED IN GOOD FAITH UNDER THE
     DIRECTION OF THE BOARD OF TRUSTEES.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  55,945,229  48,295,833

Cash                                                                     49,618

Receivable for investment securities sold                             1,268,294

Collateral for securities loaned--Note 1(c)                             988,000

Interest receivable                                                      65,994

Receivable for shares of Beneficial Interest subscribed                     501

Prepaid expenses                                                        110,070

                                                                     50,778,310
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            85,919

Payable for investment securities purchased                           1,327,610

Liability for securities loaned--Note 1(c)                              988,000

Payable for shares of Beneficial Interest redeemed                      138,978

Accrued expenses and other liabilities                                  221,888

                                                                      2,762,395
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       48,015,915
--------------------------------------------------------------------------------

COMPOSITON OF NET ASSETS ($):

Paid-in capital                                                     332,278,340

Accumulated investment (loss)--net                                     (470,110)

Accumulated net realized gain (loss) on investments                (276,142,919)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     (7,649,396)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       48,015,915

NET ASSET VALUE PER SHARE

                                                            Class A              Class B               Class C              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           15,471,595           23,449,141             7,796,101            1,299,078

Shares Outstanding                                        5,752,969            8,881,890             2,953,485              485,981
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                  2.69                 2.64                  2.64                 2.67

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest Income                                                        205,937

Income on securities lending                                            25,973

TOTAL INCOME                                                           231,910

EXPENSES:

Management fee--Note 3(a):

  Basic fee                                                            455,087

  Performance adjustment                                              (303,391)

Shareholder servicing costs--Note 3(c)                                 307,930

Distribution fees--Note 3(b)                                           148,100

Prospectus and shareholders' reports                                    32,858

Registration fees                                                       22,936

Professional fees                                                       22,065

Custodian fees--Note 3(c)                                                6,248

Dividends on securities sold short                                       6,000

Trustees' fees and expenses--Note 3(d)                                     576

Miscellaneous                                                            3,611

TOTAL EXPENSES                                                         702,020

INVESTMENT (LOSS)--NET                                                (470,110)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (24,244,333)

  Short sale transactions                                             (110,905)

NET REALIZED GAIN (LOSS)                                           (24,355,238)

Net unrealized appreciation (depreciation) on investments           (4,709,920)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (29,065,158)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (29,535,268)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2002            Year Ended
                                               (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                           (470,110)           (1,688,654)

Net realized gain (loss) on investments       (24,355,238)          (49,326,436)

Net unrealized appreciation (depreciation)
   on investments                              (4,709,920)            2,652,218

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (29,535,268)          (48,362,872)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,132,669            27,971,397

Class B shares                                    645,340             5,546,894

Class C shares                                    167,378             9,101,418

Class T shares                                      5,583               438,790

Cost of shares redeemed:

Class A shares                                 (6,749,083)          (44,675,725)

Class B shares                                 (5,035,539)          (13,289,650)

Class C shares                                 (2,217,534)          (13,506,260)

Class T shares                                   (221,162)             (742,711)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (11,272,348)          (29,155,847)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (40,807,616)          (77,518,719)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            88,823,531           166,342,250

END OF PERIOD                                  48,015,915            88,823,531

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                         October 31, 2002            Year Ended
                                               (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       591,015             5,906,577

Shares redeemed                                (2,082,755)           (9,507,894)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,491,740)           (3,601,317)
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       224,799             1,119,270

Shares redeemed                                (1,640,103)           (2,934,338)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,415,304)           (1,815,068)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        52,041             1,958,448

Shares redeemed                                  (679,824)           (2,924,281)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (627,783)             (965,833)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         1,906                79,327

Shares redeemed                                   (72,909)             (159,246)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (71,003)              (79,919)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                        Six Months Ended
                                                                        October 31, 2002                 Year Ended April 30,
                                                                                                  ---------------------------------
CLASS A SHARES                                                                (Unaudited)              2002             2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                4.14               5.94            12.50

Investment Operations:

Investment (loss)--net(b)                                                           (.02)              (.05)            (.06)

Net realized and unrealized gain (loss)
   on investments                                                                  (1.43)             (1.75)           (6.50)

Total from Investment Operations                                                   (1.45)             (1.80)           (6.56)

Net asset value, end of period                                                      2.69               4.14             5.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                               (35.02)(d)         (30.19)          (52.56)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                             .90(d)            1.61             1.72(d)

Ratio of interest expense and
   dividends on securities sold
   short to average net assets                                                       .01                .00(e)            --

Ratio of net investment (loss)
   to average net assets                                                            (.52)(d)           (.99)            (.62)(d)

Portfolio Turnover Rate                                                            66.75(d)          117.64           374.55(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                             15,472             29,962           64,380

(A)  FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  AMOUNT RESPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                        Six Months Ended
                                                                        October 31, 2002                  Year Ended April 30,
                                                                                                   ---------------------------------
CLASS B SHARES                                                                (Unaudited)              2002             2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                4.08               5.89            12.50

Investment Operations:

Investment (loss)--net(b)                                                           (.03)              (.08)            (.13)

Net realized and unrealized
   gain (loss) on investments                                                      (1.41)             (1.73)           (6.48)

Total from Investment Operations                                                   (1.44)             (1.81)           (6.61)

Net asset value, end of period                                                      2.64               4.08             5.89
------------------------------------------------------------------------------------------------------------------------------------

   TOTAL RETURN (%)(C)                                                            (35.29)(d)         (30.73)          (52.88)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                            1.29(d)            2.35             2.37(d)

Ratio of interest expense and
   dividends on securities sold
   short to average net assets                                                       .01                .00(e)            --

Ratio of net investment (loss)
   to average net assets                                                            (.91)(d)          (1.73)           (1.28)(d)

Portfolio Turnover Rate                                                            66.75(d)          117.64           374.55(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                             23,449             41,969           71,381

(A) FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E)  AMOUNT RESPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                        Six Months Ended
                                                                        October 31, 2002                 Year Ended April 30,
                                                                                                  ---------------------------------
CLASS C SHARES                                                                (Unaudited)              2002             2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                4.08               5.90            12.50

Investment Operations:

Investment (loss)--net(b)                                                           (.03)              (.08)            (.13)

Net realized and unrealized
   gain (loss) on investments                                                      (1.41)             (1.74)           (6.47)

Total from Investment Operations                                                   (1.44)             (1.82)           (6.60)

Net asset value, end of period                                                      2.64               4.08             5.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                               (35.29)(d)         (30.73)          (52.88)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                            1.31(d)            2.36             2.37(d)

Ratio of interest expense and
   dividends on securities sold
   short to average net assets                                                       .01                .00(e)            --

Ratio of net investment (loss)
   to average net assets                                                            (.94)(d)          (1.74)           (1.29)(d)

Portfolio Turnover Rate                                                            66.75(d)          117.64           374.55(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                              7,796             14,599           26,805

(A)  FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  AMOUNT RESPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                        Six Months Ended
                                                                        October 31, 2002                Year Ended April 30,
                                                                                                 ----------------------------------
CLASS T SHARES                                                                (Unadited)              2002             2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                4.12               5.93            12.50

Investment Operations:

Investment (loss)--net(b)                                                           (.02)              (.06)            (.09)

Net realized and unrealized
   gain (loss) on investments                                                      (1.43)             (1.75)           (6.48)

Total from Investment Operations                                                   (1.45)             (1.81)           (6.57)

Net asset value, end of period                                                      2.67               4.12             5.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                               (35.19)(d)         (30.52)          (52.56)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                            1.07(d)            1.93             1.97(d)

Ratio of interest expense and
   dividends on securities sold
   short to average net assets                                                       .01                .00(e)            --

Ratio of net investment (loss)
   to average net assets                                                            (.69)(d)          (1.32)            (.88)(d)

Portfolio Turnover Rate                                                            66.75(d)          117.64           374.55(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                              1,299              2,293            3,775

(A)  FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  AMOUNT RESPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier NexTech Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds, (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering five series including the fund. The fund's investment objective is capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., ("Mellon"), which is a wholly-owned subsidiary of Mellon Finanicial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $521 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of $227,798,978 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2002. If not applied, $10,922,215 of the carryover expires in fiscal 2009 and $216,876,763 expires in fiscal 2010.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.50% of the value of the fund's average daily net assets and is payable monthly. This fee may vary from .50% to 2.50% depending on the fund's performance compared to the NASDAQ Composite Index.

During the period ended October 31, 2002, the total annual management fee rate, including the performance adjustment was .50% of the fund's average net assets.

During the period ended October 31, 2002, the Distributor retained $2,973 and $29 from commissions earned on sales of the fund's Class A and T shares, respectively, and $125,206 and $456 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2002, Class B, Class C and Class T shares were charged $109,434, $36,643 and $2,023, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, Class A, Class B, Class C and Class T shares were charged $25,132, $36,478, $12,215 and $2,023, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $119,536 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2002, the fund was charged $6,248 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The following summarizes the amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended October 31, 2002:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                        34,556,192            35,140,379

Short sale transactions                  10,229,680             7,749,944

     TOTAL                               44,785,872            42,890,323

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. At October 31, 2002, there were no securities sold short outstanding.

At October 31, 2002, accumulated net unrealized depreciation on investments was $7,649,396, consisting of $5,240,183 gross unrealized appreciation and $12,889,579 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                   For More Information


                        Dreyfus Premier
                        NexTech Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166





To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144





(c) 2002 Dreyfus Service Corporation                                  505SA1002



================================================================================




Dreyfus Premier
Health Care Fund



SEMIANNUAL REPORT October 31, 2002

                                                  You, Your Advisor and Dreyfus
                                                  A Mellon Financial Company

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund


                                                                Dreyfus Premier
                                                               Health Care Fund


LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Health Care Fund (formerly known as "Dreyfus Health Care Fund"), covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Matthew Jenkin and Lesley Wright Marino.

The past six months have not been kind to equity investors. A host of concerns, both economic and political, contributed to the Standard & Poor's 500 Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday's market leaders probably won't provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Matthew Jenkin and Lesley Wright Marino, Portfolio Managers

How did Dreyfus Premier Health Care Fund perform relative to its benchmark?

For the six-month period ended October 31, 2002, the fund produced a -14.07% total return.(1) In comparison, the fund's benchmark, the Goldman Sachs Health Care Index (the "Index"), produced a -13.96% total return for the same period.(2) The broader stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, provided a -17.01% total return for the same period.(3)

We attribute the fund's and the market's negative returns during the reporting period to general economic weakness, reduced earnings expectations and negative investor sentiment related to alleged corporate scandals and heightened international tensions. The fund's return modestly trailed its benchmark, primarily because of the fund's relatively heavy exposure early in the reporting period to poorly performing biotechnology stocks. However, the fund's decline in total return was less than that of the broader stock market, as measured by the S&P 500 Index.

On November 15, 2002 the fund adopted a multiclass share structure and changed its name to "Dreyfus Premier Health Care Fund."

What is the fund's investment approach?

The fund seeks long-term capital appreciation by investing primarily in the stocks of health care and health care-related companies. These companies may include businesses principally engaged in the design, manufacture or sale of products or services for medical, personal care or cosmetic use; the research and development of pharmaceutical products and services; the manufacture and distribution  of  biotechnology  and  biomedical  products; and the operation of
health    care    facilities.

When choosing investments, we first conduct a "top-down" analysis of macroeconomic and market trends affecting health care as well as changes in government regulation, technology, products and services.
                                                                      The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

That analysis drives our sector allocation strategy, which determines the extent to which we will invest in the various industries that comprise the health care sector. Using a "bottom-up" security selection strategy, we then conduct extensive company-by-company research within those industries to identify those stocks that, in our opinion, have the best potential to achieve above-average earnings or revenue growth.

What other factors influenced the fund's performance?

Although health care stocks fell along with most other industry groups during the reporting period in a highly challenging stock market environment, their decline was generally less severe than the overall market decline. In general, many health care companies have historically produced steady sales and earnings regardless of the economic climate. After all, people continue to need doctors, medicines and related services, even when the economy is not growing.

The fund's relatively light exposure to pharmaceutical companies and heavy exposure to managed care providers contributed positively to the fund's relative performance. Our analysis of macroeconomic trends suggested before the reporting period began that large pharmaceutical companies were likely to report lower earnings than many investors expected, and we reduced the fund's exposure to large drug companies relative to their representation in the fund's benchmark. Indeed, the combination of patent expirations, pricing pressures and a slowdown in the FDA approval process for new drugs constrained earnings for those companies. For example, fund holding King Pharmaceuticals was hurt during the reporting period by potential competition from generic versions of its products.

We generally maintained the fund's relatively heavy exposure to managed care companies, which benefited from higher premiums and stable cost trends, including a relatively benign Medicare reimbursement environment. The fund received particularly strong returns from WellPoint Health Networks and Pacificare Health Systems, which benefited from higher premiums, and HCA, which increased its penetration of high-growth hospital markets.

However, our optimism early in the reporting period regarding biotechnology stocks proved to be misplaced, and the fund's performance suffered when the sector performed poorly in May and June. In our view, the biotechnology group's decline was the result of general investor aversion to traditional growth companies, not the product of deteriorating fundamentals. Indeed, biotechnology stocks rallied strongly between mid-July and the end of August.

What is the fund's current strategy?

We have continued to combine our top-down sector allocation strategy with a bottom-up stock selection strategy to construct the fund's portfolio. While we have generally maintained the fund's focus on managed care companies, we have recently seen signs that pharmaceutical companies may enjoy stronger business fundamentals in 2003. We also have become more optimistic about the biotechnology sector, chiefly because of what we believe are positive seasonal factors during the fourth quarter of 2002 and the possibility of several high-profile drug approvals and product launches in 2003. Of course, we are prepared to change the fund's composition as market conditions evolve.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH APRIL 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE GOLDMAN SACHS HEALTH CARE INDEX IS A CAPITALIZATION-WEIGHTED INDEX DESIGNED AS A BENCHMARK FOR U.S.-TRADED SECURITIES IN THE HEALTH CARE SECTOR. THE INDEX INCLUDES COMPANIES IN THE FOLLOWING CATEGORIES: PROVIDERS OF HEALTH CARE-RELATED SERVICES, RESEARCHERS, MANUFACTURERS AND DISTRIBUTORS OF PHARMACEUTICALS, DRUGS AND RELATED SCIENCES, MEDICAL SUPPLIES, INSTRUMENTS AND PRODUCTS.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

October 31, 2002 (Unaudited)



COMMON STOCKS--97.3%                                                                                Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY--18.0%

Amgen                                                                                             2,050  (a)              95,448

CV Therapeutics                                                                                     430  (a)              10,320

Cephalon                                                                                            400  (a)              20,096

Genentech                                                                                           600  (a)              20,454

Gilead Sciences                                                                                     260  (a)               9,032

IDEC Pharmaceuticals                                                                                400  (a)              18,408

Inspire Pharmaceuticals                                                                           1,600  (a)               9,232

Medimmune                                                                                           300  (a)               7,665

NPS Pharmaceuticals                                                                                 700  (a)              18,186

Noven Pharmaceuticals                                                                               700  (a)               8,967

Protein Design                                                                                    1,700  (a)              14,110

SICOR                                                                                             1,500  (a)              22,320

Sepracor                                                                                          1,600  (a)              13,920

Trimeris                                                                                            250  (a)              13,184

                                                                                                                         281,342

E.D.P. SERVICES--.5%

NDCHealth                                                                                           400                    7,060

HEALTH INDUSTRY SERVICES--2.8%

Covance                                                                                             800  (a)              17,824

Ominicare                                                                                           600                   13,038

Quest Diagnostics                                                                                   100  (a)               6,383

Wright Medical Group                                                                                400  (a)               6,884

                                                                                                                          44,129

HOSPITAL MANAGEMENT--4.9%

Community Health Systems                                                                            400  (a)               9,400

DaVita                                                                                              300  (a)               7,191

HCA                                                                                               1,000                   43,490

LifePoint Hospitals                                                                                 200  (a)               6,270

Universal Health Services                                                                           200  (a)               9,696

                                                                                                                          76,047

MAJOR PHARMACEUTICALS--37.9%

Abbott Laboratories                                                                               1,800                   75,366

Bristol-Myers Squibb                                                                                700                   17,227

Eli Lilly & Co.                                                                                     100                    5,550

Johnson & Johnson                                                                                 1,300                   76,375


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MAJOR PHARMACEUTICALS (CONTINUED)

Merck & Co.                                                                                       2,100                  113,904

Novartis, ADR                                                                                       600                   22,764

Pfizer                                                                                            3,500                  111,195

Pharmacia                                                                                         1,600                   68,800

Sanofi Synthelabo, ADR                                                                              900  (a)              27,360

Schering-Plough                                                                                     600                   12,810

Wyeth                                                                                             1,800                   60,300

                                                                                                                         591,651

MANAGED HEALTH CARE--10.4%

Anthem                                                                                              200                   12,600

Health Net                                                                                          700  (a)              16,380

Humana                                                                                              300  (a)               3,654

PacifiCare Health Systems                                                                           400  (a)              11,824

Pharmaceuticals HOLDRs Trust                                                                        900                   67,248

UnitedHealth Group                                                                                  400                   36,380

WellPoint Health Networks                                                                           200  (a)              15,042

                                                                                                                         163,128

MEDICAL ELECTRONICS--5.2%

Medtronic                                                                                         1,800                   80,640

MEDICAL SPECIALTIES--4.9%

Baxter International                                                                                720  (a)              18,014

C.R. Bard                                                                                           300                   16,779

STERIS                                                                                              500  (a)              13,265

St. Jude Medical                                                                                    800  (a)              28,488

                                                                                                                          76,546

MEDICAL/DENTAL DISTRIBUTORS--3.5%

Cardinal Health                                                                                     300                   20,763

McKesson                                                                                            700                   20,867

PSS World Medical                                                                                 1,700  (a)              12,988

                                                                                                                          54,618

MEDICAL/NURSING SERVICES--.6%

Apria Healthcare Group                                                                              400  (a)               9,756

OTHER CONSUMER SERVICES--.5%

Stewart Enterprises                                                                               1,400  (a)               7,658

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OTHER PHARMACEUTICALS--6.3%

Axcan Pharma                                                                                        800  (a)               8,520

Celgene                                                                                             900  (a)              19,935

Forest Laboratories                                                                                 300  (a)              29,397

Neurocrine Biosciences                                                                              400  (a)              17,960

Teva Pharmaceutical Industries, ADR                                                                 300                   23,229

                                                                                                                          99,041

REAL ESTATE INVESTMENT TRUST--1.8%

Ventas                                                                                            2,500                   28,500

TOTAL COMMON STOCKS
   (cost $1,463,543)                                                                                                   1,520,116
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.0%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:
  1.55% 1/2/2003
   (cost $31,915)                                                                                32,000                   31,922
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,495,458)                                                                99.3%               1,552,038

CASH AND RECEIVABLES (NET)                                                                           .7%                  10,156

NET ASSETS                                                                                        100.0%               1,562,194

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,495,458    1,552,038

Cash                                                                     25,338

Receivable for investment securities sold                                54,987

Dividends receivable                                                        983

Prepaid expenses                                                          5,516

                                                                      1,638,862
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             3,201

Payable for investment securities purchased                              16,292

Accrued expenses and other liabilities                                   57,175

                                                                         76,668
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,562,194
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       1,857,245

Accumulated investment (loss)--net                                       (5,143)

Accumulated net realized gain (loss) on investments                    (346,488)

Accumulated net unrealized appreciation
  (depreciation) on investments                                          56,580
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,562,194
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
of Beneficial Interest authorized)                                      149,631

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   10.44

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $15 foreign taxes withheld at source)             7,137

Interest                                                                   913

TOTAL INCOME                                                             8,050

EXPENSES:

Management fee--Note 3(a)                                                7,196

Legal fees                                                               7,806

Auditing fees                                                            7,500

Registration fees                                                        6,793

Custodian fees--Note 3(b)                                                3,492

Shareholder servicing costs--Note 3(b)                                   3,388

Prospectus and shareholders' reports                                     1,461

Miscellaneous                                                              254

TOTAL EXPENSES                                                          37,890

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                        (24,697)

NET EXPENSES                                                            13,193

INVESTMENT (LOSS)--NET                                                  (5,143)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (296,531)

Net unrealized appreciation (depreciation) on investments               44,915

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (251,616)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (256,759)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                            (Unaudited)      April 30, 2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                      (5,143)              (8,865)

Net realized gain (loss) on investments          (296,531)             (46,839)

Net unrealized appreciation (depreciation)
   on investments                                  44,915               11,665

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (256,759)             (44,039)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                     223,780            1,999,167

Cost of shares redeemed                          (109,383)            (250,572)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS          114,397            1,748,595

TOTAL INCREASE (DECREASE) IN NET ASSETS          (142,362)           1,704,556
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             1,704,556                   --

END OF PERIOD                                   1,562,194            1,704,556
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                        20,130              160,366

Shares redeemed                                   (10,800)             (20,065)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       9,330              140,301

(A)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal period indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                         (Unaudited)          April 30, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                12.15                12.50

Investment Operations:

Investment (loss)(b)--net                            (.03)                (.08)

Net realized and unrealized
   gain (loss) on investments                       (1.68)                (.27)

Total from Investment Operations                    (1.71)                (.35)

Net asset value, end of period                      10.44                12.15
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                (14.07)               (2.80)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(c)            .83                 1.38

Ratio of net investment
   (loss) to average net assets(c)                   (.32)                (.61)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation(c)  1.56                 4.54

Portfolio Turnover Rate(c)                         163.37               201.04
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)               1,562                1,705

(A) FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2002.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Health Care Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Opportunity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

At a meeting held on October 17, 2002, the Board of Trustees, on behalf of the fund, approved a reorganization, effective November 15, 2002, changed the name of the fund from Dreyfus Health Care Fund to Dreyfus Premier Health Care Fund. Shares of the fund have been redesignated as Class A shares and the fund added Class B, Class C, Class R and Class T shares.

As of October 31, 2002, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 80,000 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avaliable. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $54 during the period ended October 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.

Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the line of credit.

NOTE 3-Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .90 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, from May 1, 2002 through April 30, 2003, that, if the fund's aggregate expenses, exclusive of taxes, brokerage fees and extraordinary expenses, exceed an annual rate of 1.65% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $24,697 during the period ended October 31, 2002.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2002, the fund was charged $1,999 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $440 pursuant to the transfer agency agreement.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2002, the fund was charged $3,492 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $2,620,714 and $2,537,995 respectively.

At October 31, 2002, accumulated net unrealized appreciation on investments was $56,580, consisting of $109,017 gross unrealized appreciation and $52,437 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).




                  For More Information



                        Dreyfus Premier Health Care Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144



(c) 2002 Dreyfus Service Corporation                                  091SA1002